Exhibit 99.1

The Trade Desk Reports First Quarter 2022 Financial Results

LOS ANGELES--(BUSINESS WIRE)--May 10, 2022--The Trade Desk, Inc. (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its first quarter ended March 31, 2022.

“We delivered outstanding performance in the first quarter, growing 43% versus a year ago, representing our strongest first quarter revenue growth in the last four years. This performance is testament to the value that marketers are increasingly placing on data-driven advertising on the open internet,” said Jeff Green, Co-founder and CEO of The Trade Desk. “We continue to innovate in ways that help marketers succeed, whether it’s launching the world’s most advanced data marketplace that helps advertisers value and price data accurately and use more of it, or our OpenPath solution, which provides advertisers with a more direct path to premium publisher inventory. With this innovation focus, along with strong growth across all channels, led by CTV, we are reinforcing our position as the default demand side platform for the open internet.”

First Quarter 2022 Financial Highlights:

The following table summarizes our consolidated financial results for the quarters ended March 31, 2022 and 2021 ($ in millions, except per share amounts):

	Three Months Ended
	March 31,
	2022	2021
GAAP Results
Revenue	$315	$220
Increase in revenue year over year	43%	37%
Net income (loss)	$(15)	$23
GAAP diluted earnings (loss) per share	$(0.03)	$0.05

Non-GAAP Results
Adjusted EBITDA	$121	$71
Adjusted EBITDA margin	38%	32%
Non-GAAP net income	$105	$70
Non-GAAP diluted earnings per share	$0.21	$0.14

First Quarter and Recent Business Highlights:

  Strong Customer Retention: Customer retention remained over 95% during the first quarter, as it has for the past eight consecutive years.
  Continued Collaboration and Support for Unified ID 2.0: The Trade Desk is building support for Unified ID 2.0, an industry-wide approach to identity that preserves the value of relevant advertising, while putting user control and privacy at the forefront. The ID is an upgrade and alternative to third-party cookies. Recent partnerships and pledges of support include:
    Collaboration with LiveRamp to create European Unified ID (EUID), a new privacy-first, interoperable solution for the European Advertising Market.
    Partnership with AppLovin, marking the first mobile-native in-app exchange to enable Unified ID 2.0 signals for mobile publishers.
  Expanded Partnerships:
    In March, The Trade Desk announced a new integration with Adobe Real-Time CDP, a leading customer data platform. As marketers prepare for the deprecation of third-party cookies, the collaboration empowers the activation of first-party data to create more precise digital advertising campaigns.
    In March, The Trade Desk launched a new certified service partner program for small and medium-sized businesses (SMBs). As part of the announcement, Goodway Group became The Trade Desk’s first certified service partner to help meet rising demand from SMBs as they increasingly turn to data-driven advertising to optimize budgets.
  Launched OpenPath: Highlights include:
    Ability for publishers to integrate directly with The Trade Desk, allowing advertisers direct access to their inventory.
    Removes inefficiencies often present in the programmatic supply chain, including those propagated by walled gardens.
  Industry Recognition:
    2022 Customers’ Choice for Ad Tech on Gartner® Peer Insights™
    2022 BIG Innovation Award for Technology Product (Solimar)
    2022 Top Women in Media & Ad Tech
    FORTUNE: Future 50 list
    Gartner Magic Quadrant for Ad Tech: positioned highest for “Completeness of Vision” and recognized for “Ability to Execute”
    FORTUNE: 100 Fastest Growing Companies for 2021
    The Software Report: Top 100 Software Companies of 2021
    Adweek Readers’ Choice: Best of Tech awards for both Demand Side Platform and Innovator of the Year categories
    Forbes: Global 2000 list
    FORTUNE: Best Medium Workplace 2021

Financial Guidance:

Second Quarter 2022 outlook summary:

  Revenue at least $364 million
  Adjusted EBITDA of approximately $121 million

We have not provided an outlook for GAAP Net Income or reconciliation of Adjusted EBITDA guidance to Net Income, the closest corresponding U.S. GAAP measure, because Net Income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges excluded from these non-GAAP measures; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.

Use of Non-GAAP Financial Information

Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Diluted EPS that supplement the Consolidated Statements of Operations of The Trade Desk, Inc. (the Company) prepared under generally accepted accounting principles (GAAP). Adjusted EBITDA is earnings before interest expense (income), net; provision for (benefit from) income taxes; depreciation and amortization; and stock-based compensation. Non-GAAP Net Income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP Net Income and non-GAAP Diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for or superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.

First Quarter 2022 Financial Results Webcast and Conference Call Details

  When: May 10, 2022 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
  Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com/. Following the call, a replay will be available on the company’s website.
  Dial-in: To access the call via telephone in North America, please dial 888-506-0062. For callers outside the United States, please dial 1-973-528-0011. Participants should reference the conference call ID code “656956” after dialing in.
  Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 45287). Outside the United States, please dial 1-919-882-2331 (replay code: 45287). The audio replay will be available via telephone until May 17, 2022.

The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com/investor-overview), its Twitter feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk/), and Facebook page (https://www.facebook.com/TheTradeDesk/), and Jeff Green’s Twitter feed (@jefftgreen) and LinkedIn profile (https://www.linkedin.com/in/jefftgreen/) as a means of disclosing information about the company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.

About The Trade Desk

The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe, and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, Twitter, LinkedIn and YouTube.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to the industry and market trends, and the Company’s financial targets, such as revenue and Adjusted EBITDA. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s relatively limited operating history, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$315,323	$219,811
Operating expenses (1):
Platform operations	63,890	50,500
Sales and marketing	70,688	55,764
Technology and development	71,999	53,918
General and administrative	125,799	51,845
Total operating expenses	332,376	212,027
Income (loss) from operations	(17,053)	7,784
Total other expense (income), net	281	(308)
Income (loss) before income taxes	(17,334)	8,092
Benefit from income taxes	(2,736)	(14,550)
Net income (loss)	$(14,598)	$22,642
Earnings (loss) per share:
Basic	$(0.03)	$0.05
Diluted	$(0.03)	$0.05
Weighted-average shares outstanding:
Basic	484,190	472,816
Diluted	484,190	497,916
_______________________
(1) Includes stock-based compensation expense as follows:

STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Platform operations	$5,950	$5,015
Sales and marketing	16,525	13,684
Technology and development	22,393	16,094
General and administrative (1)	80,027	17,561
Total	$124,895	$52,354
_______________________
(1) Stock-based compensation for the three months ended March 31, 2022 included $66 million expense related to a long-term CEO performance grant in G&A.

THE TRADE DESK, INC.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of	As of
	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$844,223	$754,154
Short-term investments, net	260,347	204,625
Accounts receivable, net	1,760,985	2,020,720
Prepaid expenses and other current assets	89,784	112,150
Total current assets	2,955,339	3,091,649
Property and equipment, net	130,640	135,856
Operating lease assets	228,991	234,091
Deferred income taxes	73,548	68,244
Other assets, non-current	44,203	47,500
Total assets	$3,432,721	$3,577,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,405,673	$1,655,684
Accrued expenses and other current liabilities	92,903	101,472
Operating lease liabilities	47,226	46,149
Total current liabilities	1,545,802	1,803,305
Operating lease liabilities, non-current	229,489	238,449
Other liabilities, non-current	8,327	8,280
Total liabilities	1,783,618	2,050,034

Stockholders' equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	1,051,572	915,177
Retained earnings	597,531	612,129
Total stockholders' equity	1,649,103	1,527,306
Total liabilities and stockholders' equity	$3,432,721	$3,577,340

THE TRADE DESK, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
OPERATING ACTIVITIES:
Net income (loss)	$(14,598)	$22,642
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,350	10,011
Stock-based compensation	124,895	52,354
Allowance for credit losses on accounts receivable	725	203
Noncash lease expense	10,515	9,451
Deferred income taxes	(5,304)	—
Other	998	4,905
Changes in operating assets and liabilities:
Accounts receivable	259,483	208,847
Prepaid expenses and other assets	23,743	(16,180)
Accounts payable	(245,937)	(200,578)
Accrued expenses and other liabilities	(8,688)	(5,691)
Operating lease liabilities	(11,990)	(10,894)
Net cash provided by operating activities	146,192	75,070
INVESTING ACTIVITIES:
Purchases of investments	(121,221)	(89,354)
Sales of investments	—	4,539
Maturities of investments	64,133	62,670
Purchases of property and equipment	(8,401)	(13,120)
Capitalized software development costs	(1,614)	(1,062)
Net cash used in investing activities	(67,103)	(36,327)
FINANCING ACTIVITIES:
Proceeds from exercise of stock options	24,408	12,621
Taxes paid related to net settlement of restricted stock awards	(13,428)	(17,080)
Net cash provided by (used in) financing activities	10,980	(4,459)
Increase in cash and cash equivalents	90,069	34,284
Cash and cash equivalents—Beginning of period	754,154	437,353
Cash and cash equivalents—End of period	$844,223	$471,637

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended
	March 31,
	2022	2021

Net income (loss)	$(14,598)	$22,642
Add back:
Depreciation and amortization	12,350	10,011
Stock-based compensation	124,895	52,354
Interest expense, net	1,076	45
Benefit from income taxes	(2,736)	(14,550)
Adjusted EBITDA	$120,987	$70,502

	Three Months Ended
	March 31,
	2022	2021
GAAP net income (loss)	$(14,598)	$22,642
Add back (deduct):
Stock-based compensation expense	124,895	52,354
Adjustment for income taxes	(5,635)	(5,007)
Non-GAAP net income	$104,662	$69,989

GAAP diluted earnings (loss) per share	$(0.03)	$0.05

GAAP Weighted average shares outstanding—diluted	484,190	497,916

Non-GAAP diluted earnings per share	$0.21	$0.14

Non-GAAP Weighted average shares used in computing Non-GAAP earnings per share, diluted (1)	499,801	497,916
_______________________

(1) Includes an additional 15.6 million of dilutive securities for the three months ended March 31, 2022, which are excluded from GAAP diluted weighted average shares outstanding due to the Company’s net loss position for the three months ended March 31, 2022.

Contacts

Investors
Jake Graves
Manager, Investor Relations
The Trade Desk
ir@thetradedesk.com
312-620-0806

Media
Melinda Zurich
GM, Communications
The Trade Desk
melinda.zurich@thetradedesk.com
201-320-9398